Time charters acquired:	12 Months Ended
Dec. 31, 2018
Amortization of above-market acquired time charter contract to revenues
Time charters acquired:

8. Time charters acquired:

In December 2015, the Partnership acquired from its Sponsor the Lena River which was one of the Initial Optional Vessels (Note 4(c)). In connection with the Lena River acquisition, the Partnership paid an aggregate consideration of $240.0 million consisting of (i) the purchase price of the vessel and (ii) the fair value of the favorable time charter contract attached to the vessel. As a result, the Partnership recognized an intangible asset of $20.0 million, which represented the fair value of the time charter acquired, at the time of acquisition.

During the years ended December 31, 2018, 2017 and 2016, the amortization of the above market acquired time charter related to the acquisition of the Lena River amounted to $5,267, $7,247 and 7,268 respectively, and is included in Voyage revenues in the accompanying consolidated statements of income. As of December 31, 2018 and 2017, accumulated amortization related to the time charter acquired amounted to $20,000 and $14,733, respectively. The respective intangible asset was fully amortized to revenues in the third quarter of 2018, in accordance with the expiration of the respective charter contract. The unamortized portion of the respective intangible asset as of December 31, 2017, amounting to $5,267 is presented under “Above-market acquired time charter contract” in the accompanying consolidated balance sheets.